VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
INDEX TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements (Unaudited):

Balance Sheet at June 30, 2007 (Unaudited)	2

Statement of Income for Six Months Ended June 30, 2007 (Unaudited)	3

Statement of Cash Flows for Six Months Ended June 30, 2007 (Unaudited)	4

Notes to the Financial Statements (Unaudited)	5-9

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828  Fax: (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of
Vital Consultants, L.L.C.
Jersey City, New Jersey

We have reviewed the accompanying balance sheet of Vital Consultants, L.L.C. (a limited liabilty company) (the “Company”) as of June 30, 2007 and the related statements of income and cash flows for the six months then ended.  These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States).  A review of interim financial information consists primarily of applying analytical procedures and making inquires of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Bagell, Josephs, Levine & Company, L.L.C.
Bagell, Josephs, Levine & Company, L.L.C.
Gibbsboro, New Jersey

September 13, 2007

MEMBER OF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
FLORIDA STATE BOARD OF ACCOUNTANCY
CENTER FOR AUDIT QUALITY (CAQ)

VITAL CONSULTANTS, L.L.C.
BALANCE SHEET
JUNE 30, 2007
(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$3,134
Employee advances	5,192
Total current assets	8,326

PROPERTY AND EQUIPMENT, net	73,671

$81,997

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES	$-

MEMBERS' EQUITY:
Contributed capital	39,731
Accumulated earnings	42,266
Total Members' Equity	81,997

TOTAL LIABILITIES AND MEMBERS' EQUITY	$81,997

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
STATEMENTS OF INCOME
SIX AND THREE MONTHS ENDED JUNE 30, 2007
(UNAUDITED)

	Six months ended June 30, 2007	Three months ended June 30, 2007

REVENUE	$101,405	$45,177

COST OF REVENUE:
Commissions	22,487	5,872
Data processing	7,897	2,829
Total cost of revenue	30,384	8,701

GROSS PROFIT	71,021	36,476

OPERATING EXPENSES
Salaries and wages	34,154	-
General and administrative expenses	21,711	7,266
Depreciation	7,828	4,496
Total operating expenses	63,693	11,762

NET INCOME BEFORE PROVISION	7,328	24,714
Provision for income taxes	-	-

NET INCOME	$7,328	$24,714

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2007
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$7,328
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,828
Net cash provided by operating activities	15,156

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(43,969)
Net cash used in investing activities	(43,969)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances to employees	(1,920)
Contributions from members	152,315
Distributions to members	(119,008)
Net cash provided by financing activities	31,387

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,574

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	560

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,134

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	-
Income taxes	-

The accompanying notes are an integral part of these financial statements.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

 Vital Consultants, L.L.C., a New Jersey, single member, limited liability company (the “Company”), administers ATM machines for merchants throughout Atlantic City and Wildwood, New Jersey and Long Beach, New York.  All machines can perform basic cash dispensing and balance inquiry transactions

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

The Company’s ATM’s that are located in New York and New Jersey may be affected by economic conditions in those areas.

The Company maintains cash balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company had no uninsured cash balances at June 30, 2007.

Revenue Recognition

The Company earns income in the form of service fees collected from cardholders when they use credit and debit cards at ATM’s in the Company’s network. Service fees range from $1.50 to $4.00 per transaction.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

Cost of Revenue

Cost of revenue consists of commissions and data transmission fees.

Commissions– The Company pays a percentage of revenue to site owners (merchants, convenience stores, etc).

Data transmission fees– Data transmission fees represent costs to transfer transaction details in electronic form between ATM’s, the issuers of credit and debit cards, and banks and other financial institutions.

Equipment

Equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets, generally five to seven years. Maintenance and repairs are charged to expense as incurred.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents and employee advances approximate fair value because of the immediate or short-term maturity of these financial instruments.

Income Taxes

The Company is a limited liability company.  Consequently, federal state income taxes are not payable by, or provided for by the Company.  For federal and income tax return purposes, members are taxed individually on their shares of the Company’s earnings.  The Company’s net income or loss is allocated to its members in accordance with the regulations of the Company.

Advertising Costs

Advertising costs are expensed as incurred and are included in general and administrative expenses in the statements of operations. Advertising expense for the six months ended June 30, 2007 was $65.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140.” SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets,” and permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The adoption of SFAS 155 is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140.” SFAS No. 156 requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under a transfer of the servicer’s financial assets that meets the requirements for sale accounting, a transfer of the servicer’s financial assets to a qualified special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale or trading securities in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” and an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its affiliates. Additionally, SFAS No. 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, permits an entity to choose either the use of an amortization or fair value method for subsequent measurements, permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights and requires separate presentation of servicing assets and liabilities subsequently measured at fair value and additional disclosures for all separately recognized servicing assets and liabilities. SFAS No. 156 is effective for transactions entered into after the beginning of the first fiscal year that begins after September 15, 2006. The adoption of SFAS No. 156 is not expected to have a material impact on the Company’s financial position and results of operations.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (“FAS 157”). This Standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The adoption of FAS 157 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

The FASB also issued in September 2006 Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statement No. 87, 88, 106 and 132(R), (“FAS 158”) . This Standard requires recognition of the funded status of a benefit plan in the statement of financial position. The Standard also requires recognition in other comprehensive income certain gains and losses that arise during the period but are deferred under pension accounting rules, as well as modifies the timing of reporting and adds certain disclosures. FAS 158 provides recognition and disclosure elements to be effective as of the end of the fiscal year after December 15, 2006 and measurement elements to be effective for fiscal years ending after December 15, 2008. The adoption of FAS 158 is not expected to have a material impact on the Company’s financial position and results of operations.

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 108, “Quantifying Misstatements.” SAB 108 provides interpretative guidance on how public companies quantify financial statement misstatements. There have been two common approaches used to quantify such errors. Under an income statement approach, the “roll-over” method, the error is quantified as the amount by which the current year income statement is misstated. Alternatively, under a balance sheet approach, the “iron curtain” method, the error is quantified as the cumulative amount by which the current year balance sheet is misstated. In SAB 108, the SEC established an approach that requires quantification of financial statement misstatements based on the effects of the misstatements on each of the company’s financial statements and the related financial statement disclosures. This model is commonly referred to as a “dual approach” because it requires quantification of errors under both the roll-over and iron curtain methods. SAB 108 is effective for the first fiscal year ending after November 15, 2006. The adoption of SAB 108 did not have a material impact on the Company’s financial position and results of operations.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Company’s financial position and results of operations.

VITAL CONSULTANTS, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

NOTE 3 - EQUIPMENT

Equipment as of June 30, 2007 was as follows:

Equipment	$89,911
Less accumulated depreciation	16,240
Equipment, net	$73,671

Depreciation expense was $7,828 for the six months ended June 30, 2007.

NOTE 4 – EMPLOYEE ADVANCES

The Company has outstanding at December 31, 2006, $5,192 in the form of employee advances.  These amounts have no specific repayment terms. As such, the amounts are reflected in the condensed balance sheet as current assets.

NOTE 5 - SUBSEQUENT EVENTS

On July 2, 2007, the Company consummated a Share Exchange Agreement (“the Agreement”) AAMPRO Group, Inc. and Subsidiaries (“AAMPRO”). Under the terms of the Agreement AAMPRO acquired the entire membership interest in The Company from its sole member. The transaction will be accounted for as a reverse acquisition (“the Merger”) for accounting and financial statement purposes. Accordingly, Vital will be treated as the surviving entity and the merger is accounted for as a recapitalization in which the assets and liabilities of Vital have been recorded at their historical values and the outstanding capital has been restated to give effect to the shares of common stock issued in connection with the transaction.